                                                                    Exhibit 10.5


                             CAPITAL LEASE FUNDING, INC.
                           1998 EMPLOYEE STOCK OPTION PLAN

     1. PURPOSE. The purpose of the Capital Lease Funding, Inc. 1998 Employee Stock Option Plan (the "Plan") is to maintain the ability of Capital Lease Funding, Inc. (the "Company") and its subsidiaries to attract and retain highly qualified and experienced employees and to give such employees a continued proprietary interest in the success of the Company and its subsidiaries.

     As used herein, the term "subsidiary" shall mean any present or future corporation which is or would be a "subsidiary corporation" of the Company as the term is defined in Section 424(f) of the Internal Revenue Code of 1986, as amended from time to time (the "Code"). References to the "Exchange Act" are to the Securities Exchange Act of 1934, as it may be amended from time to time. Unless indicated otherwise, the term "employee" shall include a non-employee who performs services for the Company as an independent contractor.

     2. ADMINISTRATION OF THE PLAN. The Plan shall be administered by a compensation committee (the "Committee") as appointed from time to time by the Board of Directors of the Company (the "Board"), which Committee shall consist of not less than three (3) members of the Board. No member of the Committee shall be eligible to be granted options under the Plan. No member of the Board shall be appointed to the Committee who has been granted an option under the Plan within one year prior to appointment. A majority of the members of the Committee shall constitute a quorum. The vote of a majority of a quorum shall constitute action by the Committee.

     In administering the Plan, the Committee may adopt rules and regulations for carrying out the Plan. The interpretation and decision with regard to any question arising under the Plan made by the Committee shall be final and conclusive on all employees of the Company and its subsidiaries participating or eligible to participate in the Plan. The Committee may consult with counsel, who may be counsel to the Company, and shall not incur any liability for any action taken in good faith in reliance upon the advice of counsel. The Committee shall determine the employees to whom, and the time or times at which, grants shall be made and the number of shares to be included in the grants. Within the limitations of the Plan, the number of shares for which options will be granted from time to time and the periods for which the options will be outstanding will be determined by the Committee.

     Each option granted pursuant to the Plan shall be evidenced by an Option Agreement (the "Agreement"). The Agreement shall not be a precondition to the granting of options; however, no person shall have any rights under any option granted under the Plan unless and until the person to whom such option shall have been granted shall have executed and delivered to the Company an Agreement. The Committee shall prescribe the form of all Agreements. A fully executed original of the Agreement shall be provided to both the Company and the recipient of the grant.

     3. SHARES OF STOCK SUBJECT TO THE PLAN. The total number of shares that may be optioned or awarded under the Plan is [________________](1) shares of the $.01 par value common stock of the Company (the "Common Stock") except that said number of shares shall be adjusted as provided in Paragraph 11. Any shares subject to an option which for any reason expires or is terminated unexercised may again be optioned under the Plan. Shares subject to the Plan may be either authorized and unissued shares or issued shares acquired by the Company or its subsidiaries.

     4. ELIGIBILITY. Key salaried employees, including officers, of the Company and its subsidiaries (but excluding non-employee directors), as well as non-employee independent contractors, are eligible to be granted options under the Plan. The employees who shall receive options under the Plan shall be selected from time to time by the Committee, in its sole discretion, from among those eligible, which may be based upon information furnished to the Committee by the Company's management, and the Committee shall determine, in its sole discretion, the number of shares to be covered by the option or options granted to each such employee selected. Such employees who are selected to participate in the Plan shall be referred to collectively herein as "Participants."

     5. DURATION OF THE PLAN. No option may be granted under the Plan more than ten (10) years from the date the Plan is adopted by the Board or the date the Plan receives shareholder approval, whichever is earlier, but options theretofore granted may extend beyond that date.

     6. TERMS AND CONDITIONS OF STOCK OPTIONS. All options granted under this Plan shall be either incentive stock options, as defined in Section 422 of the Code, or options other than incentive stock options. Each such option shall be subject to all the applicable provisions of the Plan, including the following terms and conditions, and to such other terms and conditions not inconsistent therewith as the Committee shall determine:

          (a) The option price per share shall be determined by the Committee. However, subject to Paragraph 6(j), the option price of incentive stock options shall not be less than 100% of the fair market value of a share of Common Stock at the time the option is granted. For purposes of the Plan, the fair market value on any date, means (i) if the Common Stock is listed on a securities exchange or is traded over the Nasdaq National Market System, the closing sales price on such exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Common Stock is not listed on a securities exchange or traded over the Nasdaq National Market System, the mean between the bid and offered prices as quoted by the National Association of Securities Dealers through Nasdaq for such date, provided that if it is determined that the fair market value is not properly

----------------------
(1) Insert such number of shares of Common Stock as represents 11% of the outstanding Common Stock, on a fully-diluted basis, immediately following the consummation of the Company's initial public offering of Common Stock.

     reflected by such Nasdaq quotations, fair market value will be determined by such other method as the Committee determines in good faith to be reasonable.

          (b) Each option shall be exercisable during and over such period ending not later than ten (10) years from the date it was granted, as may be determined by the Committee and stated in the Agreement. In no event may an option be exercised more than ten (10) years from the date the option was granted.

          (c) Unless otherwise provided in the Agreement, no option shall be exercisable within six months from the date of the granting of the option. An option shall not be exercisable with respect to a fractional share of Common Stock or with respect to less than the lesser of fifty (50) shares or the full number of shares then subject to the option. No fractional shares of Common Stock shall be issued upon the exercise of an option. If a fractional share of Common Stock shall become subject to an option by reason of a stock dividend or otherwise, the optionee shall not be entitled to exercise the option with respect to such fractional share.

          (d) Each Option Agreement shall state whether the option(s) evidenced thereby will or will not be treated as incentive stock option(s).

          (e) Each option may be exercised by delivery of written notice of exercise to the Company specifying the number of shares to be purchased, which shall be accompanied by payment in full (including an amount, as specified by the Company, to permit the Company to comply with applicable withholding tax requirements). Payment, except as provided in the Agreement, shall be

               (A)  in United States dollars by check or bank draft, or

               (B) by tendering to the Company Common Stock shares already owned for at least six (6) months by the person exercising the option, which may include shares received as the result of a prior exercise of an option, and having a fair market value, as determined in accordance with Paragraph 6(a), on the date on which the option is exercised equal to the cash exercise price applicable to such option, or

               (C) by a combination of United States dollars and Common Stock shares as aforesaid, or


               (D) in accordance with a cashless exercise program established by the Committee in its sole discretion under which either (A) if so instructed by the optionee, shares may be issued directly to the optionee's broker or dealer upon receipt of the purchase price in cash from the broker or dealer, or (B) shares may be issued by the Company to an optionee's broker or dealer in consideration of such broker's or dealer's irrevocable commitment to pay to the Company that portion of the proceeds from the sale of such shares that is equal to the exercise price of the option(s) relating to such shares, or

               (E) in such other manner as permitted by the Committee at the time of grant or thereafter.

          No optionee shall have any rights to dividends or other rights of a shareholder with respect to shares of Common Stock subject to his or her option until he or she has given written notice of exercise of his or her option and paid in full for such shares.

          (f) An option which is intended to be an incentive stock option may be exercised only if at all times during the period beginning with the date of the granting of the option and ending three months before the date of such exercise, the grantee was an employee of either the Company or of a subsidiary of the Company or of another corporation referred to in Section 421(a)(2) of the Code. Except as otherwise provided in the Agreement an option which is not intended to be an incentive stock option may be exercised after termination of continuous employment, but any such exercise shall in no event be later than the termination date of the option. If the grantee should die, or become permanently disabled as determined by the Committee in accordance with the Agreement, at any time when the option, or any portion thereof, shall be exercisable by him or her, the option will be exercisable within a period provided for in the Agreement, by the optionee or person or persons to whom his or her rights under the option shall have passed by will or by the laws of descent and distribution, but in no event at a date later than the termination of the option. Notwithstanding the preceding sentence, an option which is intended to be an incentive stock option may not be exercised more than twelve months following the termination of the grantee's employment by reason of disability. The Committee may require medical evidence of permanent disability, including medical examinations by physicians selected by it.

          (g) The option by its terms shall be personal and shall not be transferable by the optionee otherwise than by will or by the laws of descent and distribution as provided in Paragraph 6(f) above. During the lifetime of an optionee, the option shall be exercisable only by the optionee. In the event any option is exercised by the executors, administrators, heirs or distributees of the estate of a deceased optionee as provided in Paragraph 6(f) above, the Company shall be under no obligation to issue Common Stock thereunder unless and until the Company is satisfied that the person or persons exercising the option are the duly appointed legal representative of the deceased optionee's estate or the proper legatees or distributees thereof.

          (h) Notwithstanding any intent to grant incentive stock options, an option granted will not be considered an incentive stock option to the extent that it, together with any other incentive stock options already granted to the employee, permits the exercise for the first time in any calendar year with respect to more than $100,000 in fair market value of Common Stock (determined in accordance with Paragraph 6(a) at the time of grant). In applying the preceding sentence, options shall be taken into account in the order in which they were granted.

          (i) The Committee may, but need not, require such consideration from an optionee at the time of granting an option as it shall determine, either in lieu of, or in addition to, the limitations on exercisability provided herein.

          (j) No incentive stock option shall be granted to an employee who immediately before the grant of such option, directly or indirectly owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company. This restriction does not apply if, at the time such incentive stock option is granted, the option price is at least 110% of the fair market value of the Common Stock, as determined in accordance with Paragraph 6(a), on the date of grant and the incentive stock option by its terms is not exercisable after the expiration of five
     (5) years from the date of grant.

          (k) No incentive stock option shall be granted to any employee who qualifies as such solely by reason of performing services for the Company as an independent contractor.

          (l) An option and any Common Stock received upon the exercise of an option shall be subject to such other transfer restrictions and/or legending requirements that are specified in the Agreement.

     7.   CHANGE IN CONTROL.

          (a) In the event of a change in control of the Company, as defined by the Committee in the Agreement, the Committee may, in its sole discretion, provide that any of the following applicable actions be taken as a result, or in anticipation, of any such event to assure fair and equitable treatment of Participants:

               (i) accelerate the exercise date of any outstanding option granted pursuant to this Plan;

               (ii) offer to purchase any outstanding option from the holder for its equivalent cash value, as determined by the Committee, as of the date of the change in control; or

               (iii) make adjustments or modifications to outstanding options as the Committee deems appropriate to maintain and protect the rights and interests of the Participants following such change in control.

     Any such action approved by the Committee shall be conclusive and binding on the Company, its subsidiaries and all Participants.

          (b) In no event, however, may (i) any option be exercised prior to the expiration of six (6) months from the date of grant (unless otherwise provided for in the Agreement), or (ii) any option be exercised after ten
     (10) years from the date it was granted.

     8. TRANSFER, LEAVE OF ABSENCE. For the purpose of the Plan: (a) a transfer of an employee from the Company to a subsidiary or affiliate of the Company, whether or not incorporated, or vice versa, or from one subsidiary or affiliate of the Company to another, and (b) a leave of absence, duly authorized in writing by the Company or a subsidiary or affiliate of the Company, shall not be deemed a termination of employment.

     9.   RIGHTS OF EMPLOYEES.

          (a) No person shall have any rights or claims under the Plan except in accordance with the provisions of the Plan and the Agreement.

          (b) Nothing contained in the Plan or Agreement shall be deemed to give any employee the right to be retained in the service of the Company or its subsidiaries.

     10.  TAX WITHHOLDING OBLIGATIONS.

     If required by applicable law, upon the exercise of an option pursuant to Paragraph 6(e) tax withholding obligations may be met (a) by withholding cash paid by the employee in addition to the exercise price, pursuant to Paragraph 6(a) or (b) by the withholding of Common Stock otherwise deliverable to the optionee pursuant to procedures approved by the Committee; PROVIDED, FURTHER, HOWEVER, the amount of Common Stock so withheld shall not exceed the required withholding obligation.

     11.  CHANGES IN CAPITAL; REORGANIZATION.

          (a) Upon changes in the outstanding Common Stock by reason of a stock dividend, stock split, reverse split, subdivision, recapitalization, an extraordinary dividend payable in cash or property, combination or exchange of shares, separation, reorganization or liquidation, and the like, the aggregate number and class of shares available under the Plan as to which stock options may be granted, the number and class of shares under each option and the option price per share shall be correspondingly adjusted by the Committee, such adjustments to be made in the case of outstanding options without change in the total price applicable to such options.

          (b) In the event (i) the Company is merged or consolidated with another corporation and the company is not the surviving corporation, or the Company shall be the surviving corporation and there shall be any change in the Common Stock of the Company by reason of such merger or consolidation, or (ii) all or substantially all of the assets of the Company are acquired by another corporation, or (iii) there is a reorganization or liquidation of the Company (each such event being hereinafter referred to as a "Reorganization Event"), or (iv) the Board of Directors of the Company shall propose that the Company enter into a Reorganization Event, then the Board (acting solely through members of the Board who were members of the Board prior to the occurrence of the Reorganization Event) may in its discretion take any or all of the following actions:

               (A) by written notice to the holders of stock options provide that the stock options shall be terminated unless exercised within thirty days (or such longer period as the Board shall determine in its discretion) after the date of such notice; and

               (B) advance the dates upon which any or all outstanding stock options granted shall be exercisable.

     Whenever deemed appropriate by the Board, any action referred to in this
Section 11(b) may be made conditional upon the consummation of the applicable Reorganization Event.

          (c) Any adjustments or other action pursuant to this Section 11 shall be made by the Board and the Board's determination as to what adjustments shall be made or actions taken, and the extent thereof, shall be final and binding.

     12.  MISCELLANEOUS PROVISIONS.

          (a) The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the issuance of shares or the payment of cash upon exercise of any option under the Plan. Proceeds from the sale of shares of Common Stock pursuant to options granted under this Plan shall constitute general funds of the Company. The expenses of the Plan shall be borne by the Company.

          (b) It is understood that the Committee may, at any time and from time to time after the granting of an option hereunder, specify such additional terms, conditions and restrictions with respect to such option as may be deemed necessary or appropriate to ensure compliance with any and all applicable laws, including, but not limited to, terms, restrictions and conditions for compliance with federal and state securities laws and methods of withholding or providing for the payment of required taxes.

          (c) If at any time the Committee shall determine, in its discretion, that the listing, registration or qualification of shares of Common Stock upon any national securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of shares of Common Stock hereunder, no option may be exercised in whole or in part until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Committee.

          (d) By accepting any benefit under the Plan, each Participant and each person claiming under or through such Participant shall be conclusively deemed to have indicated his acceptance and ratification, and consent to, any action taken under the Plan by the Committee, the Company or the Board.

          (e) The Plan shall be governed by and construed in accordance with the laws of the State of New York.

     13.  LIMITS OF LIABILITY.

          (a) Any liability of the Company or a subsidiary of the Company to any Participant with respect to any option shall be based solely upon contractual obligations created by the Plan and the Agreement.

          (b) Neither the Company nor a subsidiary of the Company, nor any member of the Committee or the Board, nor any other person participating in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, shall have any liability to any party for any action taken or not taken in connection with the Plan, except as may expressly be provided by statute.

     14. AMENDMENTS AND TERMINATION. The Board may, at any time, amend, alter or discontinue the Plan; provided, however, no amendment, alteration or discontinuation shall be made which, without the approval of the shareholders, would:

          (a) except as is provided in Paragraph 11, increase the maximum number of shares of Common Stock reserved for the purpose of the Plan;

          (b) except as is provided in Paragraph 11, decrease the option price of an option to less than 100% of the fair market value, as determined in accordance with Paragraph 6(a), of a share of Common Stock on the date of the granting of the option;

          (c) change the class of persons eligible to receive an award of options payable in Common Stock under the Plan; or

          (d) extend the duration of the Plan.

     The Committee may amend the terms of any option theretofore granted, retroactively or prospectively, but no such amendment shall impair the rights of any holder without his or her written consent.

     15. DURATION. The Plan shall be adopted by the Board as of the date on which it is approved by the Company's stockholders, which approval must occur within the period ending twelve months after the date the Plan is adopted. The Plan shall terminate upon the earliest of the following dates or events to occur:

          (a)  the adoption of a resolution of the Board, terminating the Plan;
     or

          (b) the date all shares of Common Stock subject to the Plan are purchased according to the Plan's provisions; or

          (c)  [                    ](2)



-------------------------------
(2)     Insert date which is the 10th anniversary of the date of adoption.